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                                                                   EXHIBIT 10.5


                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 3, dated as of February 10, 1997, between TRANSAMERICA BUSINESS CREDIT CORPORATION ("Lender"), and KRUG INTERNATIONAL CORP. ("Borrower") and Borrower's wholly-owned Subsidiaries, KRUG LIFE SCIENCES INC. ("Life Sciences") and TECHNOLOGY/SCIENTIFIC SERVICES, INC. ("TSSI") (Life Sciences and TSSI hereinafter referred to individually as a "Borrowing Subsidiary", and collectively as "Borrowing Subsidiaries").

     Lender and Borrower and Borrowing Subsidiaries are parties to a Loan and Security Agreement, dated as of March 16, 1995, as amended by an Amendment No. 1 to Loan and Security Agreement dated as of September 26, 1995, and by an Amendment No. 2 to Loan and Security Agreement dated July 16, 1996 (the "Loan and Security Agreement"). Lender, Borrower and Borrowing Subsidiaries desire to amend the Loan and Security Agreement in certain respects and, accordingly, the parties hereto agree as follows:

     1. DEFINITIONS. Except as otherwise provided herein, the terms defined in the Loan and Security Agreement are used herein as defined therein.

     2. AMENDMENT. Effective as of December 31, 1996, Sections 7.2(K) and 7.3(A) of the Loan and Security are amended and restated as follows:

          Section 7.2 (K) Permit the aggregate of all Accounts owing from U.K. Subsidiary at any time to exceed Two Hundred Thousand Dollars ($200,000) (other than in connection with transactions related to dividends from U.K. Subsidiary to Borrower), or permit the aggregate of all Accounts owing from KRUG Properties Inc. to exceed the sum of the amount of such Account as of March 31, 1995, plus the net expenses of Borrower's discontinued operations for the Fiscal Years commencing with the Fiscal Year ending March 31, 1996, but not to exceed Eight Hundred Thousand Dollars ($800,000) for the Fiscal Year ending March 31, 1996, One Million Dollars ($1,000,000) for the Fiscal Year ending March 31, 1997, and Six Hundred Thousand Dollars ($600,000) for each Fiscal Year thereafter.

          Section 7.3 (A) Borrower and U.S. Subsidiaries shall have, on a consolidated basis, (i) at the end of each of the Fiscal Quarters within the Fiscal Years ending March 31, 1995, and March 31, 1996, commencing with the Fiscal Quarter ending March 31, 1995, a Fixed Charge Coverage Ratio equal to or greater than 0.8 to 1.0, (ii) at the end of each of the Fiscal Quarters ending June 30, 1996 and September 30, 1996, a Fixed Charge Coverage Ratio equal to or greater than 1.0 to 1.0, (iii) at the end of the Fiscal Quarter ending December 31, 1996, a Fixed Charge Coverage Ratio equal to or greater than 0.8 to 1.0, and (iv) at the end of each Fiscal Quarter thereafter, a Fixed Charge Coverage Ratio equal to or greater than 1.0 to 1.0.

     3. REPRESENTATION AND WARRANTY. Borrower and each Borrowing Subsidiary represents and warrants to Lender that the execution and delivery by Borrower and each Borrowing Subsidiary of this Amendment No. 3 are within Borrower's and each Borrowing Subsidiary's corporate power, have been duly authorized by all necessary or proper corporate action, are not in contravention of any provision of Borrower's or either Borrowing Subsidiary's Articles or Certificate of Incorporation or Regulations, will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or either Borrowing Subsidiary is a party or by which Borrower or either Borrowing Subsidiary or any of its property is bound and do not require the consent or approval of any governmental body, agency, authority or any other person.


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     4. NO DEFAULT. Borrower and each Borrowing Subsidiary represents and warrants that no Default or Event of Default exists as of the date hereof.

     5. MISCELLANEOUS. Except as herein provided, the Loan and Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. This Amendment No. 3 and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

     IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the day and year specified at the beginning hereof.

TRANSAMERICA BUSINESS CREDIT           KRUG INTERNATIONAL CORP.
CORPORATION

By: /s/ Matthew N. McAlpine            By: /s/ Robert M. Thornton, Jr.
   ---------------------------------       ------------------------------------
    Name:  Matthew N. McAlpine             Name:  Robert M. Thornton, Jr.
                                                  -----------------------------
    Title:   Vice-President                Title: President
                                                  -----------------------------


                                       KRUG LIFE SCIENCES INC.

                                       By: /s/ T. Wayne Holt
                                           ------------------------------------
                                           Name:  T. Wayne Holt
                                                  -----------------------------
                                           Title: President
                                                  -----------------------------


                                       TECHNOLOGY/SCIENTIFIC
                                       SERVICES, INC.

                                       By: /s/ Robert C. DeLong
                                           ------------------------------------
                                           Name:  Robert C. DeLong
                                                  -----------------------------
                                           Title: President
                                                  -----------------------------



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